                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                                 -------------

                                  FORM 8-K/A

                                AMENDMENT NO. 1

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported) April 22, 1998 (February 27,
                                     1998)


                             THE MACERICH COMPANY
              (Exact Name of Registrant as Specified in Charter)


      Maryland                      1-12504                 95-4448705
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission              (IRS employer
of Incorporation)                 File Number)          Identification No.)




           401 Wilshire Boulevard, Suite 700, Santa Monica, CA 90401
           ---------------------------------------------------------
                   (Address of Principal Executive Offices)



       Registrant's telephone number, including area code (310) 394-6911
                                                          --------------


           233 Wilshire Boulevard, Suite 700, Santa Monica, CA 90401
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

    This Form 8-K/A, Amendment No. 1, is being filed for the purpose of filing the financial statements and pro forma financial information required by Item 7 with respect to the Current Report on Form 8-K filed by the registrant on March 4, 1998 regarding the acquisition of twelve regional malls from the Equitable Life Assurance Society of the United States.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  FINANCIAL STATEMENT OF BUSINESS ACQUIRED.

     SOUTH TOWNE CENTER AND SOUTH TOWNE MARKETPLACE

     Report of Independent Accountants                      F-1

     Statement of Revenues and
     Certain Expenses for the year ended
     December 31, 1997 (audited)                            F-2

     Notes to Financial Statements                          F-3 to F-4

(b)  PRO FORMA FINANCIAL INFORMATION (UNAUDITED).

     Condensed Combined Statement of Income for
     the year ended December 31, 1997                       F-5

                                  SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Santa Monica, State of California, on April 23, 1998.


                                   THE MACERICH COMPANY



                                   By:  /s/ THOMAS E. O'HERN
                                        ------------------------
                                        Thomas E. O'Hern
                                        Senior Vice President and
                                        Chief Financial Officer

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Equitable Life Assurance Society of the United States:

We have audited the accompanying Historical Statement of Gross Income and Direct Operating Expenses of The Equitable Life Assurance Society of the United States Separate Account No. 174 (the Account) for the year ended December 31, 1997. This historical financial statement is the responsibility of the Account's management, ERE Yarmouth. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Account's revenues and expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the gross income and direct operating expenses as described in Note 1 of The Equitable Life Assurance Society Separate Account No. 174 for the year ended December 31, 1997 in conformity with generally accepted accounting principles.


Price Waterhouse LLP
Atlanta, Georgia
April 15, 1998

THE EQUITABLE LIFE ASSURANCE SOCIETY
SEPARATE ACCOUNT NO. 174
HISTORICAL STATEMENT OF GROSS INCOME AND
DIRECT OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS)

--------------------------------------------------------------------------------

Gross Income
      Minimum Rent                                                    $  82,109
      Common area maintenance reimbursements                             17,410
      Service recovery income                                            14,918
      Real estate tax reimbursement                                      10,960
      Percentage rent                                                     4,414
      Interest income                                                       297
      Bad debt expense                                                     (942)
      Other                                                               2,022
                                                                       --------
          Total gross income                                            131,188

Direct operating expense (excluding depreciation)
      Common area maintenance                                            17,487
      Real estate taxes                                                  14,698
      Advertising and promotion                                           6,916
      Utilities                                                           6,515
      Property management fees                                            3,605
      Leasing                                                             1,939
      Administrative and professional fees                                  807
      Insurance                                                             276
      Other                                                               1,163
                                                                       --------
          Total direct operating expenses (excluding depreciation)       53,406
                                                                       --------
                                                                       --------

          Excess of gross income over direct operating
          Expenses (excluding depreciation)                           $  77,782
                                                                       --------

THE EQUITABLE LIFE ASSURANCE SOCIETY
SEPARATE ACCOUNT NO. 174
NOTES TO HISTORICAL STATEMENT OF GROSS INCOME AND
DIRECT OPERATING EXPENSES

-------------------------------------------------------------------------------

1.   BASIS OF PRESENTATION
     The accompanying historical statement of gross income and direct operating expenses reflects the revenues and expenses of the Equitable Life Assurance Society Separate Account No. 174 (the Account). In accordance with Regulation S-X, Rule 3-14, items not comparable to the proposed future operations of the properties, such as depreciation, interest expense, investment management fees, third party appraisal fees and financing expenses are excluded from the historical statement of gross income and direct operating expenses. The Account was established as a separate account of The Equitable Life Assurance Society of the United States (Equitable) in conformity with the New York State Insurance Law for the purpose of acquiring real estate investments on behalf of the Chase Manhattan Bank, N.A. (the contract holder) as Trustee of the IBM Retirement Plan (the Plan). Equitable engaged ERE Yarmouth (ERE) to act as investment manager for the Account. On February 27, 1998, the Account's real estate assets were purchased by SM Portfolio Partners, a joint venture between affiliates of The Macerich Company and the Simon DeBartolo Group.

     On June 10, 1997, Equitable sold its wholly-owned subsidiary, ERE, to a subsidiary of Lend Lease Corporation Limited. ERE operates under the name ERE Yarmouth (Management) and continues to manage the Account for the Plan.

     At December 31, 1997, approximately 51%, 23% and 12% of the Account's real estate investments at value are located in the West North Central, East North Central and Northeast regions, respectively, of the United States as defined by the National Council of Real Estate Investment Fiduciaries.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   REVENUE RECOGNITION
     Rental income from tenants is recognized when contractually due, the total of which is not materially different from rents calculated under the straight-line method.

     Percentage rents are recognized after the tenants' reported sales have exceeded the applicable sales breakpoint. Revenues associated with tenant reimbursement are recognized in the period in which the expenses are incurred based upon the provision of tenant leases. Lease termination fees are included in other income and recognized upon termination of a tenant's lease, which generally coincides with the receipt of cash.

3.   ADVERTISING AND PROMOTION
     Advertising and promotion costs are expensed as incurred.

THE EQUITABLE LIFE ASSURANCE SOCIETY
SEPARATE ACCOUNT NO. 174
NOTES TO HISTORICAL STATEMENT OF GROSS INCOME AND
DIRECT OPERATING EXPENSES

-------------------------------------------------------------------------------

4.   PROPERTY MANAGEMENT FEES
     Property management fees are non-recoverable fees which are expensed as incurred.

5.   LEASES
     Minimum future rentals to be received on real estate properties under noncancellable operating leases in effect as of December 31, 1997 are as follows:


     YEAR ENDING
     DECEMBER 31,
     1998                                                   $  74
     1999                                                      69
     2000                                                      64
     2001                                                      57
     2002                                                      51
     Thereafter                                               186
                                                           ------

          Total                                            $  501
                                                           ------

The following unaudited pro forma statement of operations has been prepared for the year ended December 31, 1997. This statement gives effect to the acquisition of the twelve malls from the Equitable Life Assurance Society of the United States (the "ERE/Yarmouth portfolio") as if the acquisitions were completed on January 1, 1997. This statement does not purport to be indicative of the results of operations that actually would have resulted if the Registrant had owned those malls throughout the period presented. This statement should be read in conjunction with the financial statements and notes thereto included elsewhere herein.

                             THE MACERICH COMPANY
                              UNAUDITED PRO FORMA
                  CONDENSED COMBINED STATEMENT OF OPERATIONS
                                (IN THOUSANDS)

                                                                                 PRO FORMA RESULTS
                                                  COMPANY         PRO FORMA      (INCLUDING THE
                                                  RESULTS         ADJUSTMENT-    ERE/YARMOUTH
                                                  FOR THE YEAR    ERE/YARMOUTH   ACQUISITION FOR THE
                                                  ENDED           PORTFOLIO      YEAR ENDED
                                                  DEC. 31, 1997   ACQUISITION    DEC. 31, 1997

Revenues:
  Minimum Rents                                     142,251                        142,251
  Percentage Rents                                    9,259                          9,259
  Tenant Recoveries                                  66,499                         66,499
  Other                                               3,205                          3,205
                                                  ----------------------------------------
      Total Revenues                                221,214                        221,214

Shopping center expenses                             70,901                         70,901

REIT general and administrative expenses              2,759                          2,759

Depreciation and amortization                        41,535                         41,535

Interest expense                                     66,407         4,900 (C)       71,307
                                                  -----------------------------------------
Net Income (loss) before minority interest,
  uncombined joint ventures and extraordinary loss   39,612        (4,900)          34,712
Gain on sale of asset                                 1,619                          1,619
Minority interest (D)                               (10,567)         (436)         (11,003)
Income (loss) from uncombined joint ventures and
  Management companies                               (8,063)       12,776 (B)        4,713

Extraordinary loss on early retirement of debt         (555)                          (555)
                                                  -----------------------------------------
Net Income                                           22,046         7,439           29,485
                                                  -----------------------------------------
                                                  -----------------------------------------
BASIC EARNINGS PER SHARE:
Net income per share before extraordinary items       $0.86                          $0.92
                                                  -----------------------------------------
                                                  -----------------------------------------
Net income per share                                  $0.85                          $0.91
                                                  -----------------------------------------
                                                  -----------------------------------------
Weighted average number of shares outstanding        25,891         6,506 (E)       32,397
                                                  -----------------------------------------
                                                  -----------------------------------------
DILUTED EARNINGS PER SHARE:
Net income per share before extraordinary items       $0.85                          $0.91
                                                  -----------------------------------------
                                                  -----------------------------------------
Net income per share                                  $0.84                          $0.90
                                                  -----------------------------------------
                                                  -----------------------------------------
Weighted average number of shares outstanding        26,312         6,506           32,818
                                                  -----------------------------------------
                                                  -----------------------------------------

(A) This information should be read in conjunction with The Macerich Company's (the "Company") report on Form 10-K for the year ended December 31, 1997.
(B) Depreciation on the Acquisition malls is computed on the straight-line method over the estimated useful life of 40 years.
(C) Interest expense is calculated on the additional $70,000 borrowed on the Company's line of credit for the closing of this acquisition. Interest is calculated at LIBOR plus 1.365%, totaling 7.0%
(D) Minority interest represents the 32% ownership interest in the Operating Partnership not owned by the Company.
(E) Reflects the issuance of equity, the proceeds of which were used for the ERE/Yarmouth portfolio acquisition.